ABERDEEN FUNDS

Aberdeen Global Natural Resources Fund

(the “Fund”)

Supplement dated November 2, 2016 to the Prospectus and Statement of Additional Information, each dated February 29, 2016, as amended March 9, 2016 and supplemented to date

At a special meeting of the Fund’s shareholders held on October 31, 2016, shareholders of record as of the close of business on July 25, 2016 approved the reorganization (the “Reorganization”) of the Fund into Aberdeen Global Equity Fund (the “Acquiring Fund”), a series of Aberdeen Funds. Each shareholder of the Fund will receive, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. A shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund on or prior to November 18, 2016. The Reorganization is expected to close on or about November 21, 2016.

Please retain this Supplement for future reference.